Western Alliance
Bancorporation

WESTERN ALLIANCE TO ACQUIRE AMERIHOME

February 16th, 2021

Copyright © 2021 Western Alliance Bancorporation. All Rights Reserved.
February 16, 2021

Forward-Looking Statements This presentation contains forward-looking statements that relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. These forward-looking statements include, but are not limited to, statements about (i) the benefits of the Merger between Western Alliance and Aris Mortgage Holding Company, LLC (“Aris”), including future financial and operating results, cost savings, enhancements to revenue and accretion to reported earnings that may be realized from Western Alliance’s acquisition of AmeriHome, Aris’ wholly- owned subsidiary; (ii) expected capital raising activities (iii) objectives, expectations and intentions and other statements contained in this presentation that are not historical facts; and (iv) other statements identified by words such as “may,” “assumes,” “approximately,” “will,” “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “targets,” “projects,” or words of similar meaning generally intended to identify forward-looking statements. These forward-looking statements are based upon the current beliefs and expectations of the management of Western Alliance and are inherently subject to significant business, economic, and competitive uncertainties and contingencies, many of which are beyond the control of Western Alliance. In addition, these forward- looking statements are subject to various risks, uncertainties and assumptions with respect to future business strategies and decisions that are subject to change and difficult to predict with regard to timing, extent, likelihood and degree of occurrence. As a result, actual results may differ materially from the anticipated results discussed in these forward-looking statements because of possible uncertainties. The following factors, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: • the businesses of Western Alliance and AmeriHome may not be combined successfully, or such combination may take longer, be more difficult, time- consuming or costly to accomplish than expected; • the expected growth opportunities, accretion or cost savings from Western Alliance’s acquisition of AmeriHome may not be fully realized or may take longer to realize than expected; • operating costs and business disruption following the Merger may be greater than expected; • federal antitrust review and state licensing regulatory and other approvals required for consummation of the Merger may not be obtained or completed on the anticipated schedule, on the proposed terms or at all; • the ability of Western Alliance to complete a capital raising transaction to support the Merger and future growth on terms, conditions, and pricing it deems satisfactory; • the effects of the ongoing COVID-19 pandemic on Western Alliance, AmeriHome, and their respective customers, employees and third-party service providers; and • the other factors that may affect future results of Western Alliance and AmeriHome discussed in Western Alliance’s reports (such as Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K) and AmeriHome’s Registration Statement on Form S-1 (as amended) filed with the Securities and Exchange Commission. Any forward-looking statement made in this release is based only on information currently available to us and speaks only as of the date on which it is made. We do not intend to have and disclaim any duty or obligation to update or revise any industry information or forward-looking statements, whether written or oral, that may be made from time to time, set forth in this release to reflect new information, future events or otherwise.

Western Alliance to Acquire AmeriHome, a Leading National B2B Mortgage Acquirer & Servicer

Extends WAL's National Commercial Bank Strategy with correspondent mortgage platform that enhances growth, returns and diversification

- **Financially compelling**; produces over 30% EPS and 500 bps ROATCE accretion in 2022E
- **Robust capital generation profile**; TBVPS earnback in less than one year
- **Diversifies revenue profile**; markedly increases fee income contribution
- **Deploys excess liquidity** into higher yielding, low credit risk assets
- **Augments stable funding**; increases access to low-cost, low-beta core deposits
- **Facilitates complementary, balanced business mix**; positions WAL for continued growth and consistent returns across cycles
- **Strong cultural fit** and continuity of highly experienced leadership team minimizes operational and execution risk

Western Alliance Bancorporation®
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Strategic Rationale

Unique opportunity to diversify WAL's business and deliver strong EPS and ROE accretion

Leading Scale Position in Complementary National Platform	▪ 3rd largest correspondent mortgage producer delivers scalability, flexibility and consistent profitability ▪ Consumer Direct channel protects value of MSRs and provides cross-sell opportunities within WAL's existing client base ▪ Purpose-built proprietary platform with tech-enabled, scalable, low-cost operating model
Revenue Diversification Across Economic Cycles	▪ Diversifies revenue mix and commercial-focused portfolio and enhances growth profile ▪ Mortgage business provides natural macro offset to asset sensitivity to generate consistent growth across market cycles ▪ Generates significant excess capital, enhancing flexibility to opportunistically reinvest in growth of commercial businesses ▪ Differentiated portfolio management capabilities minimizes earnings volatility
Strong Cultural Fit	▪ WAL client for 4+ years with strong historical ties at the C-suite level ▪ All 11 founders still with the Company ▪ Culture focused on risk controls, operating efficiency and strong, consistent financial performance
Financially Attractive	▪ Accretion of over 30%[(1)] to FY Consensus 2022 EPS with TBVPS earnback within one year ▪ Purchase price of ~1.4x tangible book value (based on 12/31/20A) ▪ Increases fee income ratio from 5% to >30% ▪ ROATCE accretion of ~500 bps

(1) Excludes merger costs, build out costs, and other one-time transaction related expenses.

Western Alliance Bancorporation®

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AmeriHome Business Overview

AmeriHome is a leading national multi-channel mortgage purchaser and servicer

Business Overview

- Leading **B2B Correspondent mortgage producer** is attractive channel for new customers and servicing assets
  - Third largest correspondent mortgage acquirer with ~6% market share
  - Founded in 2013 and licensed in 49 states
  - 968 FTEs across Thousand Oaks, CA (HQ), Dallas and Irvine locations
- Growing **Consumer Direct channel** protects MSR values through recapture and provides optionality for lead generation
- **724 approved correspondent sellers** provide access to $635bn of LTM "looks," (representing ~19% of total market)
- **Geographically diversified B2B network and MSR portfolio**
- Highly seasoned founder-led management team with ~27 years of average experience:
  - **Chief Executive Officer:** Jim Furash (29 years of experience)
  - **Chief Investment Officer:** Josh Adler (25 years of experience)

#3 Correspondent Lender [2]	**$65BN** FY 2020 Correspondent and Consumer Direct Origination	**27%** 2015 – 2020 Correspondent Volume CAGR
60% Purchase Acquisition Mix	**149%** 2016 – 2020 Consumer Direct Volume CAGR	**40%** 2015 – 2020 MSR UPB CAGR

Mortgage Acquisition Volume Mix

($ in billions)

FY 2020 Mix by Product



Other
$0.1 (0%)
Government
$17.7 (27%)
Conventional
$46.8 (73%)

FY 2020 acquisition volume of $65BN

FY '15 – '20 Mix by Purpose



Refinance
$92.7 (40%)
Purchase
$139.3 (60%)

$230BN+ in volume with purchase mix ~10 points above industry[1]

Acquisition and Servicing UPB by Year

($ in billions)



$18.7
$18.9
$32.5
$43.0
$34.6
$61.3
$37.2
$66.2
$44.4
$78.3
$64.5
$98.8
2015
2016
2017
2018
2019
2020
Acquisition
Servicing UPB

2020 Servicing UPB: 67% Conventional / 33% Government

(1) Average for 2015 – 2019.
(2) Based on Inside Mortgage Finance data for the 9 months ended 9/30/2020.

Western Alliance Bancorporation
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AmeriHome's Business Model: A Mortgage Acquisition and Servicing Ecosystem

Combination of AmeriHome's tech-enabled business model, diversified and complementary channels and sophisticated portfolio management generates consistent and profitable returns throughout market cycles



Correspondent Channel
$62 billion
Production(1)
Home Owner
Cash
Mortgage
Mortgage Lender
Cash
Mortgage
AMERIHOME mortgage
Cash
Mortgage
Agencies
Consumer Direct Channel
Recapture
$2 billion
Production(1)
Existing Borrowers
Servicing
MSRs
$99 billion
UPB
435k
Customers
$2 billion
Deposits(2)

Business Fit with WAL

- National, branch-light mortgage platform
- Primarily B2B through network of independent mortgage originators
- Augments existing client base and adds to existing product offerings
- Scalable, countercyclical business
- Significant funding and capital synergies

Source: AH Company Overview
(1) Production for FY 2020.
(2) WAL Commercial and Consumer operating revenue split (75% / 25%) based on gross loans breakdown for both businesses as of December 31, 2020.

Western Alliance Bancorporation®

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AmeriHome’s Business Model: Channel Focus 5 Correspondent paired with Consumer Direct is a highly attractive and efficient go-to-market strategy compared to traditional retail and non-bank mortgage platforms Stable Market ✓ ✓ B2B ✓ ✓ Scalable ✓ ✓ ✓ Low Fixed Costs ✓ ✓ ✓ Own Customers / Recapture ✓ ✓ ✓ Strategic Servicing Relationships ✓ ✓ ✓ Consumer Direct Distributed Retail WholesaleCorrespondent

6 Purchase Price ▪ Est. aggregate cash purchase price of $1.0 billion, subject to final closing equity and other adjustments ‒ Comprised of adjusted TBV(1) + $275 million platform premium at closing ▪ Aggregate purchase price represents ~1.4x adjusted TBV(1) Synergies ▪ After-tax funding synergies of $53mm in 2022 resulting from replacing AMH’s lines with WAL cash ▪ No operating expense savings assumed Balance Sheet Adjustments ▪ Interest rate mark of $44 million on $525 million of debt, amortized over 3.5 years ▪ No CECL credit mark on loans due to short-term holding period and HFS classification ▪ Core deposit intangibles of $5.6 million (or 1% of custodial deposit balance) Other Transaction Related Charges ▪ Merger charges of $35 million pre-tax ▪ Build out costs of $2 million after-tax in 2021 and $3 million after-tax in 2022 Capital ▪ Pro forma CET1 expected to be ~9.1%, building back to ~9.8% by YE 2021 ‒ Transaction to be financed with balance sheet liquidity and a planned estimated $275 million capital raise to offset goodwill ▪ WAL to optimize MSR balance for ongoing operations and regulatory capital treatment Expected Closing ▪ Second quarter of 2021, subject to customary conditions and state licensing regulatory approvals Transaction Summary ________________________ (1) $693 million as of 12/31/20.

7 Compelling Financial Transaction Significant EPS Accretion with Attractive TBV Earnback Business Diversification ________________________ Note: Median consensus estimates as of February 5, 2021. (1) EPS accretion excludes merger costs, build out costs, and other one-time transaction related expenses. (2) Peers consist of 60 major exchange traded banks with total assets between $15B and $150B as of December 31, 2020, excluding target banks of pending acquisitions, MHCs and banks headquartered in Puerto Rico. (3) WAL Commercial and Consumer-Related operating revenue split excluding AMH impact (75% / 25%) based on gross loans breakdown for both businesses as of December 31, 2020, applied to 2022E consensus operating revenue. Enhanced Returns Efficiency Ratio (2022E) 42% 59% 46% WAL AMH Pro Forma Pro Forma CET1 Ratios 20%+ EPS Accretion in 2021E(1) 30%+ EPS Accretion in 2022E <5% TBVPS Dilution at Close <1 Year TBVPS Earnback +500bps 2022E ROATCE Accretion #1 ROATCE Among Peers(2) Significant capital generation 9.1% CET1 Ratio at Q2’21 9.8% CET1 Ratio at YE 2021 95% 1% 69% 5% 99% 31% WAL AMH Pro Forma NII Fee Income 53% 18% 29% WAL Comm'l WAL Cons. Related AmeriHome 2022E Op. Rev. (3) Revenue Mix

8 Conclusion: A Differentiated Platform, with the Right Team, at the Right Time WAL’s Value Proposition AmeriHome’s Alignment Diversified national business model ✓ Industry leading franchise in 49 states Commercial focus ✓ Correspondent B2B strategy Efficient scale ✓ Technology-enabled ability to rapidly scale up and down Industry-leading profitability ✓ >30% accretive to EPS and 500bps ROATCE expansion in 2022E Shareholder-focused capital management ✓ Strong capital generator for the entire franchise Conservative credit culture ✓ Limited credit loss exposure and low execution risk Seasoned and invested leadership ✓ Experienced and entrepreneurial management team AmeriHome complements and accelerates WAL’s strategic priorities

C o p y r i g h t © 2 0 2 1 W e s t e r n A l l i a n c e B a n c o r p o r a t i o n . A l l R i g h t s R e s e r v e d . F e b r u a r y 1 6 , 2 0 2 1 APPENDIX

$ in millions, unless otherwise noted FY 2021E FY 2022E Projected AmeriHome Earnings $150 $189 After-Tax Adjustments Amortization of Intangibles (1) (1) Amortization of Debt Mark 5 10 Payoff AMH Borrowings with WAL Cash 15 53 Cost of Excess WAL Liquidity (11) (17) AMH Earnings Contribution $159 $234 Estimated WAL Shares to be Issued 3.9 3.9 Marginal EPS on Shares Issued $40.55 $59.84 WAL Standalone Shares 100.7 101.4 Pro Forma Shares 104.7 105.4 EPS Accretion on All Shares $1.41 $2.02 Earnings per Share Accretion Calculation 9 Note: Certain balances may not sum due to rounding. 1) Includes 8 months of AmeriHome earnings 2) Excludes impact of merger and integration costs (2) (1) (2)

AmeriHome Standalone Balance Sheet 10 Note: Certain balances may not sum due to rounding $ in millions, unless otherwise noted December 31, 2020 Cash and Securities $276 Net Loans 2,808 Total Intangible Assets 2 MSR 986 Loans Eligible for Repurchase 2,540 Other Assets 315 Total Assets $6,926 Loans Eligible for Repurchase 2,540 Warehouse Borrowings 2,541 MSR Financing 379 Other Borrowings 345 Other Liabilities 152 Total Liabilities $5,957 Total Equity $969 Total Equity & Liabilities $6,926